SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): June 2, 2011

INOLIFE TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Charter)

New York	0-50863	30-0299889
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

8601 SIX FORKS ROAD
SUITE 400
RALEIGH, NC 27615
(Current Address of Principal Executive Offices)

Phone number: 919-676-5334
(Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Report.

On June 2, 2011 the Board of Directors of Inolife Technologies, Inc. (“we”, “our” or the “Company”) determined that certain financial statements filed by the Company could not be relied upon, including those for the (1) three months ended September 30, 2010 and (2) three months ended December 31, 2010.

The Company is filing these amendments (Amendment No.1) to these quarterly reports as filed on Forms 10-Q on November 15, 2010 and February 14, 2011, respectively, to provide for the accounting treatment accorded certain transactions that were omitted from the reports and to restate the related financial statements, specifically, the disclosure of four independent consulting agreements effective August 2010 (the “Consulting Agreements”).  The restatements are being made to correct the previous accounting treatment to:

●
Recognize the financial impact of the vesting of 105,703,843 shares of Common Stock and 153,178,310 shares of Common Stock issued in connection with the Consulting Agreements during the periods ended September 30, 2010 and December 31, 2010, respectively.

●	Disclosures related to shares of common stock issued in connection with Consulting Agreements.

The items in the Forms 10-Q/A (Amendment No.1) for the quarters ending September 30, 2010 and December 31, 2010 which are being amended and restated as a result of the foregoing are:

●
Part I; Item 1. Financial Statements, including Consolidated Balance Sheets Consolidated Statement of Operations, Consolidated Statement of Stockholders’ Equity, Consolidated Statements of Cash Flows and Notes to Unaudited Consolidated Financial Statements;

●	Part I; Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

●	Part II, Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

The Company’s Chief Executive Officer has discussed these matters with EFP Rotenberg, LLP, the Company’s independent registered public accounting firm, who concurs with the need for restatements.

Until we have reissued the restated results for the applicable periods discussed above, investors and other users of our filings with the SEC are cautioned not to rely on our financial statements in question, to the extent that they are affected by the accounting issues described above.

Copies of the Consulting Agreements are filed as exhibits to this Current Report on Form 8-K.  All disclosures set forth in this Current Report on Form 8-K are qualified by and subject to the Consulting Agreements.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit 10.1	Continental Investment Group, Inc. Consulting Agreement
Exhibit 10.2	TRO Investments, Inc. Consulting Agreement
Exhibit 10.3	Connied, Inc. Consulting Agreement
Exhibit 10.4	Fuselier and Co, Inc. Consulting Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

June 2, 2011	By:	/s/ Gary Berthold
Gary Berthold
President

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